Exhibit 10.14

Execution Version

PLEDGE AGREEMENT

PLEDGE AGREEMENT dated as of August 17, 2007, among Laureate Education, Inc., a Maryland corporation (the “Parent Borrower”), each Subsidiary of the Parent Borrower listed on the signature pages hereto or that becomes a party hereto pursuant to Section 9 hereof (each such Subsidiary being a “Subsidiary Pledgor” and, collectively, the “Subsidiary Pledgors”; the Subsidiary Pledgors and the Parent Borrower are referred to collectively as the “Pledgors”) and Goldman Sachs Credit Partners L.P., as Collateral Agent (in such capacity, the “Collateral Agent”) under the Credit Agreement (as defined below) for the benefit of the Secured Parties (which, for the purposes of this Agreement, shall include (a) any Secured Party under and as defined in Credit Agreement and (b) any Credit Card Bank (as defined below)).

W I T N E S S E T H:

WHEREAS, reference is made to that certain Credit Agreement, dated as of the date hereof, (as the same may be amended, restated, supplemented or otherwise modified, refinanced or replaced from time to time, the “Credit Agreement”) among the Parent Borrower, the lenders or other financial institutions or entities from time to time party thereto (the “Lenders”), and Goldman Sachs Credit Partners L.P., as Administrative Agent and Collateral Agent;

WHEREAS, (a) pursuant to the Credit Agreement, among other things, the Lenders have severally agreed to make Loans to the Parent Borrower and the Letter of Credit Issuer has agreed to issue Letters of Credit for the account of the Parent Borrower and the Restricted Subsidiaries (collectively, the “Extensions of Credit”) upon the terms and subject to the conditions set forth therein and (b) one or more Hedge Banks may from time to time enter into Secured Hedge Agreements with the Parent Borrower and/or its Subsidiaries;

WHEREAS, pursuant to the Guarantee, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Guarantee”), each Subsidiary Pledgor has agreed to unconditionally and irrevocably guarantee, as primary obligor and not merely as surety, to the Secured Parties, the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations (as defined below);

WHEREAS, each Subsidiary Pledgor is a direct or indirect wholly-owned Subsidiary of the Parent Borrower;

WHEREAS, the proceeds of the Extensions of Credit will be used in part to enable the Parent Borrower to make valuable transfers to the Subsidiary Pledgors in connection with the operation of their respective businesses;

WHEREAS, each Pledgor acknowledges that it will derive substantial direct and indirect benefit from the making of the Extensions of Credit;

WHEREAS, it is a condition precedent to the obligation of the Lenders and the Letter of Credit Issuer to make their respective Extensions of Credit to the Parent Borrower under the Credit Agreement that the Parent Borrower and the Subsidiary Pledgors shall have executed and delivered this Pledge Agreement to the Collateral Agent for the ratable benefit of the Secured Parties; and

WHEREAS, (a) the Pledgors are the legal and beneficial owners of the Equity Interests described in Schedule 1 hereto and (b) each of the Pledgors is the legal and beneficial owner of the Indebtedness described in Schedule 1 hereto;

NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent, the Collateral Agent, the other Agents, the Lenders and the Letter of Credit Issuer to enter into the Credit Agreement and to induce the respective Lenders and the Letter of Credit Issuer to make their respective Extensions of Credit under the Credit Agreement and to induce one or more Hedge Banks to enter into Secured Hedge Agreements with the Parent Borrower and/or its Subsidiaries, the Pledgors hereby agree with the Collateral Agent, for the benefit of the Secured Parties, as follows:

1.                                            Defined Terms.

(a)                                       Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

(b)                                        “Proceeds” and any other term used herein or in the Credit Agreement without definition that is defined in the UCC has the meaning given to it in the UCC.

(c)                                        “Collateral” shall have the meaning provided in Section 2.

(d)                                       “Credit Card Bank” shall mean any Person (other than the Parent Borrower or any of its Subsidiaries) that, with respect to any Credit Card Program that is in effect on the Closing Date (or any replacement or renewal thereof), is a Lender or Agent or an Affiliate of a Lender or Agent, in its capacity as a party to such Credit Card Program.

(e)                                        As used herein, the term “Equity Interests” shall mean, collectively, Stock and Stock Equivalents.

(f)                                         “Pledged Shares” shall mean (i) the Equity Interests described in Schedule 1 hereto and issued by the entities named therein and (ii) any Equity Interests of the issuer of such Equity Interests or any other Subsidiary directly held by any Pledgor in the future (the “After-acquired Shares”) except to the extent excluded from the Collateral for the applicable Secured Obligations pursuant to the last paragraph of Section 2 below.

(g)                                         “Pledged Debt” shall mean (i) the Indebtedness described in Schedule 1 hereto and (ii) any other Indebtedness owed to any Pledgor hereafter and required to be pledged pursuant to Section 9.12(a) of the Credit Agreement.

(h)                                      “Secured Obligations” shall mean (i) Obligations and (ii) all advances to, and debts, liabilities, obligations, covenants and duties of, any Grantor arising under (x) any purchasing card program established to enable headquarters and field staff of a Grantor to purchase goods and supplies from vendors and (y) any travel and entertainment card program established to enable headquarters and field staff of a Grantor to make payments for expenses incurred related to travel and entertainment (collectively, “Credit Card Program”) entered into in the ordinary course of business by and between any Grantor and a Credit Card Bank; provided that the aggregate principal amount of the obligations secured pursuant to clause (ii) shall at no time exceed $1,000,000.

(i)                                          As used herein, the term “UCC” shall mean the Uniform Commercial Code as from time to time in effect in the State of New York; provided, however, that, in the event that, by reason of mandatory provisions of law, any of the attachment, perfection or priority of the Collateral Agent’s and the Secured Parties’ security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

(j)                                         References to “Lenders” in this Pledge Agreement shall be deemed to include Hedge Banks that may from time to time enter into Secured Hedge Agreements with the Parent Borrower and/or its Subsidiaries.

(k)                                      The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Pledge Agreement shall refer to this Pledge Agreement as a whole and not to any particular provision of this Pledge Agreement, and Section references are to Sections of this Pledge Agreement unless otherwise specified. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”.

(1)                                      The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

2.                                           Grant of Security.  Each Pledgor hereby transfers, assigns and pledges to the Collateral Agent, for the ratable benefit of the Secured Parties, and grants to the Collateral Agent, for the benefit of the Secured Parties, a lien on and a security interest in (the “Security Interest”) all of such Pledgor’s right, title and interest in, to and under the following, whether now owned or existing or at any time hereafter acquired or existing (collectively, the “Collateral”) as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations:

(a)                                     the Pledged Shares held by such Pledgor and the certificates representing such Pledged Shares and any interest of such Pledgor in the entries on the books of the issuer of the Pledged Shares or any financial intermediary pertaining to the Pledged Shares and all dividends, cash, warrants, rights, instruments and other property or Proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares.

(b)                                       the Pledged Debt and the instruments evidencing the Pledged Debt owed to such Pledgor, and all interest, cash, instruments and other property or Proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Debt; and

(c)                                        to the extent not covered by clauses (a) and (b) above, respectively, all Proceeds of any or all of the foregoing Collateral.

Notwithstanding the foregoing, the Collateral for the Secured Obligations shall not include any Excluded Stock and Stock Equivalents.

3.                                            Security for Secured Obligations.  This Pledge Agreement secures the payment of all the Secured Obligations of each Credit Party.  Without limiting the generality of the foregoing, this Pledge Agreement secures the payment of all amounts that constitute part of the Secured Obligations and would be owed by any Credit Party to the Secured Parties under the Credit Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving any Credit Party.

4.                                            Delivery of the Collateral.  All certificates or instruments, if any, representing or evidencing the Collateral shall be promptly delivered to and held by or on behalf of the Collateral Agent pursuant hereto to the extent required by the Credit Agreement and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Collateral Agent.  The Collateral Agent shall have the right, at any time after the occurrence and during the continuance of an Event of Default and with notice to the relevant Pledgor, to transfer to or to register in the name of the Collateral Agent or any of its nominees any or all of the Pledged Shares.  Each delivery of Collateral (including any After-acquired Shares) shall be accompanied by a notice to the Collateral Agent describing the securities theretofore and then being pledged hereunder.

5.                                            Representations and Warranties.  Each Pledgor represents and warrants as follows:

(a)                                        Schedule 1 hereto (i) correctly represents as of the Closing Date (A) the issuer, the certificate number, the Pledgor and the record and beneficial owner, the number and class and the percentage of the issued and outstanding Equity Interests of such class of all Pledged Shares and (B) the issuer, the initial principal amount, the Pledgor and holder, date of issuance and maturity date of all Pledged Debt and (ii) together with the comparable schedule to each supplement hereto, includes all Equity Interests, debt securities and promissory notes required to be pledged hereunder.  Except as set forth on Schedule 1, the Pledged Shares represent all (or 65% in the case of pledges of Foreign Subsidiaries) of the issued and outstanding Equity Interests of each class of Equity Interests in the issuer on the Closing Date.

(b)                                       Such Pledgor is the legal and beneficial owner of the Collateral pledged or assigned by such Pledgor hereunder free and clear of any Lien, except for Permitted Liens and the Lien created by this Pledge Agreement.

(c)                                       As of the Closing Date, the Pledged Shares pledged by such Pledgor hereunder have been duly authorized and validly issued and, in the case of Pledged Shares issued by a corporation, are fully paid and non-assessable.

(d)                                      The execution and delivery by such Pledgor of this Pledge Agreement and the pledge of the Collateral pledged by such Pledgor hereunder pursuant hereto create a legal, valid and enforceable security interest in such Collateral and, upon delivery of such Collateral to the Collateral Agent in the State of New York, shall constitute a fully perfected Lien on and security interest in the Collateral, securing the payment of the Secured Obligations, in favor of the Collateral Agent for the benefit of the Secured Parties, except as enforceability thereof may be limited by bankruptcy, insolvency or other similar laws affecting creditors’ rights generally and subject to general principles of equity.

(e)                                        Such Pledgor has full power, authority and legal right to pledge all the Collateral pledged by such Pledgor pursuant to this Pledge Agreement and this Pledge Agreement, constitutes a legal, valid and binding obligation of each Pledgor, enforceable in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency or other similar laws affecting creditors’ rights generally and subject to general principles of equity.

6.                                            Certification of Limited Liability Company, Limited Partnership Interests and Pledged Debt.

(a)                                      In the event that any Equity Interests in any Domestic Subsidiary that is organized as a limited liability company or limited partnership and pledged hereunder shall be represented by a certificate, the applicable Pledgor shall cause the issuer of such interests to elect to treat such interests as a “security” within the meaning of Article 8 of the Uniform Commercial Code of its jurisdiction of organization or formation, as applicable, by including in its organizational documents language substantially similar to the following and, accordingly, such interests shall be governed by Article 8 of the Uniform Commercial Code:

“The Partnership/Company hereby irrevocably elects that all membership interests in the Partnership/Company shall be securities governed by Article 8 of the Uniform Commercial Code of [Jurisdiction of organization or formation, as applicable].  Each certificate evidencing partnership/membership interests in the Partnership/Company shall bear the following legend:  “This certificate evidences an interest in [name of Partnership/LLC] and shall be a security for purposes of Article 8 of the Uniform Commercial Code.” No change to this provision shall be effective until all outstanding certificates have been surrendered for cancellation and any new certificates thereafter issued shall not bear the foregoing legend.”

(b)                                      In the event that any Equity Interests in any Domestic Subsidiary that is organized as a limited liability company or limited partnership and pledged hereunder shall not be represented by a certificate but the interests in such Domestic Subsidiary are securities for purposes of Section 8-103 of the UCC, the applicable Pledgor shall cause the subsidiary to issue a certificate for such Equity Interests and to comply with clause (a) above.

(c)                                       Each Pledgor will comply with Section 9.12(b) of the Credit Agreement.

7.                                           Further Assurances.  Each Pledgor agrees that at any time and from time to time, at the expense of such Pledgor, it will execute or otherwise authorize the filing of any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements, fixture filings, mort gages, deeds of trust and other documents), which may be required under any applicable law, or which the Collateral Agent or the Administrative Agent may reasonably request, in order (x) to perfect and protect any pledge, assignment or security interest granted or purported to be granted hereby (including the priority thereof) or (y) to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

8.                                           Voting Rights; Dividends and Distributions; Etc.

(a)                                       So long as no Event of Default shall have occurred and be continuing:

(i)                                          Each Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral or any part thereof for any purpose not prohibited by the terms of this Pledge Agreement or the other Credit Documents.

(ii)                                        The Collateral Agent shall execute and deliver (or cause to be executed and delivered) to each Pledgor all such proxies and other instruments as such Pledgor may reasonably request for the purpose of enabling such Pledgor to exercise the voting and other rights that it is entitled to exercise pursuant to paragraph (i) above.

(b)                                       Subject to paragraph (c) below, each Pledgor shall be entitled to receive and retain and use, free and clear of the Lien created by this Pledge Agreement, any and all dividends, distributions, principal and interest made or paid in respect of the Collateral to the extent permitted by the Credit Agreement, as applicable; provided, however, that any and all noncash dividends, interest, principal or other distributions that would constitute Pledged Shares or Pledged Debt, whether resulting from a subdivision, combination or reclassification of the out standing Equity Interests of the issuer of any Pledged Shares or received in exchange for Pledged Shares or Pledged Debt or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be, and shall be forthwith delivered to the Collateral Agent to hold as, Collateral and shall, if received by such Pledgor, be received in trust for the benefit of the Collateral Agent, be segregated from the other property or funds of such Pledgor and be forthwith delivered to the Collateral Agent as Collateral in the same form as so received (with any necessary indorsement).

(c)                                Upon written notice to a Pledgor by the Collateral Agent following the occurrence and during the continuance of an Event of Default,

(i)                                  all rights of such Pledgor to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 8(a)(i) shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights during the continuance of such Event of Default, provided that, unless otherwise directed by the Required Lenders, the Collateral Agent shall have the right (but not the obligation) from time to time following the occurrence and during the continuance of an Event of Default to permit the Pledgors to exercise such rights.  After all Events of Default have been cured or waived, each Pledgor will have the right to exercise the voting and consensual rights that such Pledgor would otherwise be entitled to exercise pursuant to the terms of Section 8(a)(i) (and the obligations of the Collateral Agent under Section 8(a)(ii) shall be reinstated);

(ii)                               all rights of such Pledgor to receive the dividends, distributions and principal and interest payments that such Pledgor would otherwise be authorized to receive and retain pursuant to Section 8(b) shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall thereupon have the sole right to receive and hold as Collateral such dividends, distributions and principal and interest payments during the continuance of such Event of Default.  After all Events of Default have been cured or waived, the Collateral Agent shall repay to each Pledgor (without interest) all dividends, distributions and principal and interest payments that such Pledgor would otherwise be permitted to receive, retain and use pursuant to the terms of Section 8(b);

(iii)                             all dividends, distributions and principal and interest payments that are received by such Pledgor contrary to the provisions of Section 8(b) shall be received in trust for the benefit of the Collateral Agent shall be segregated from other property or funds of such Pledgor and shall forthwith be delivered to the Collateral Agent as Collateral in the same form as so received (with any necessary indorsements); and

(iv)                           in order to permit the Collateral Agent to receive all dividends, distributions and principal and interest payments to which it may be entitled under Section 8(b) above, to exercise the voting and other consensual rights that it may be entitled to exercise pursuant to Section 8(c)(i) above, and to receive all dividends, distributions and principal and interest payments that it may be entitled to under Sections 8(c)(ii) and (c)(iii) above, such Pledgor shall from time to time execute and deliver to the Collateral Agent, appropriate proxies, dividend payment orders and other instruments as the Collateral Agent may reasonably request in writing.

9.                                              Transfers and Other Liens; Additional Collateral; Etc.  Each Pledgor shall:

(a)                                        not (i) except as permitted by the Credit Agreement, sell or otherwise dispose of, or grant any option or warrant with respect to, any of the Collateral or (ii) create or suffer to exist any consensual Lien upon or with respect to any of the Collateral, except for the Lien created by this Pledge Agreement provided that in the event such Pledgor sells or otherwise disposes of assets as permitted by the Credit Agreement, and such assets are or include any of the Collateral, the Collateral Agent shall release such Collateral to such Pledgor free and clear of the Lien created by this Agreement concurrently with the consummation of such sale;

(b)                                    pledge and, if applicable, cause each Domestic Subsidiary to pledge, to the Collateral Agent for the ratable benefit of the Secured Parties, immediately upon acquisition thereof, all the Equity Interests and all evidence of Indebtedness held or received by such Pledgor or Domestic Subsidiary required to be pledged hereunder pursuant to Section 9.12 of the Credit Agreement, in each case pursuant to a supplement to this Pledge Agreement substantially in the form of Annex A hereto (it being understood that the execution and delivery of such a supplement shall not require the consent of any Pledgor hereunder and that the rights and obligations of each Pledgor hereunder shall remain in full force and effect notwithstanding the addition of any new Subsidiary Pledgor as a party to this Pledge Agreement); and

(c)                                      defend its and the Collateral Agent’s title or interest in and to all the Collateral (and in the Proceeds thereof) against any and all Liens (other than Permitted Liens and the Lien created by this Agreement), however arising, and any and all Persons whomsoever.

10.                                    Collateral Agent Appointed Attorney-in-Fact.  Each Pledgor hereby appoints, which appointment is irrevocable and coupled with an interest, the Collateral Agent as such Pledgor’s attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, to take any action and to execute any instrument, in each case after the occurrence and during the continuance of an Event of Default and with notice to such Pledgor, that the Collateral Agent may deem reasonably necessary or advisable to accomplish the purposes of this Pledge Agreement, including to receive, indorse and collect all instruments made payable to such Pledgor representing any dividend, distribution or principal or interest payment in respect of the Collateral or any part thereof and to give full discharge for the same.

11.                                   The Collateral Agent’s Duties.  The powers conferred on the Collateral Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers.  Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Shares, whether or not the Collateral Agent or any other Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral.  The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property.

12.                                   Remedies.  If any Event of Default shall have occurred and be continuing:

(a)                                     The Collateral Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the UCC (whether or not the UCC applies to the affected Collateral) or any other applicable law or in equity and also may with notice to the relevant Grantor, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange broker’s board or at any of the Collateral Agent’s offices or elsewhere, for cash, on credit or for future delivery, at such price or prices and upon such other terms as are commercially reasonable irrespective of the impact of any such sales on the market price of the Collateral.  The Collateral Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers of Collateral to Persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and, upon consummation of any such sale, the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Pledgor, and each Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay and/or appraisal that it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.  The Collateral Agent or any Secured Party shall have the right upon any such public sale, and, to the extent permitted by law, upon any such private sale, to purchase all or any part of the Collateral so sold, and the Collateral Agent or such Secured Party may pay the purchase price by crediting the amount thereof against the Secured Obligations.  Each Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days’ notice to such Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification.  The Collateral Agent shall not be obligated to make any sale of Col lateral regardless of notice of sale having been given.  The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.  To the extent permitted by law, each Pledgor hereby waives any claim against the Collateral Agent arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale, even if the Collateral Agent accepts the first offer received and does not offer such Collateral to more than one offeree.

(b)                                     The Collateral Agent shall apply the Proceeds of any collection or sale of the Collateral in the manner specified in Section 11 of the Credit Agreement.  Upon any sale of the Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

(c)                                      The Collateral Agent may exercise any and all rights and remedies of each Pledgor in respect of the Collateral.

(d)                                     All payments received by any Pledgor in respect of the Collateral after the occurrence and during the continuance of an Event of Default shall be received in trust for the benefit of the Collateral Agent shall be segregated from other property or funds of such Pledgor and shall be forthwith delivered to the Collateral Agent as Collateral in the same form as so received (with any necessary indorsement).

13.                                   Amendments, etc. with Respect to the Secured Obligations; Waiver of Rights.  Each Pledgor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Pledgor and without notice to or further assent by any Pledgor, (a) any demand for payment of any of the Secured Obligations made by the Collateral Agent or any other Secured Party may be rescinded by such party and any of the Secured Obligations continued, (b) the Secured Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, com promised, waived, surrendered or released by the Collateral Agent or any other Secured Party, (c) the Credit Agreement, the other Credit Documents, the Letters of Credit and any other documents executed and delivered in connection therewith, the Secured Hedge Agreements and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the applicable Administrative Agent (or the Required Lenders, as the case may be, or, in the case of any Secured Cash Management Agreement and Secured Hedge Agreement, the Hedge Bank party thereto) may deem advisable from time to time, and (d) any collateral security, guarantee or right of offset at any time held by the Collateral Agent or any other Secured Party for the payment of the Secured Obligations may be sold, exchanged, waived, surrendered or released.  Neither the Collateral Agent nor any other Secured Party shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Secured Obligations or for this Pledge Agreement or any property subject thereto.  When making any demand hereunder against any Pledgor, the Collateral Agent or any other Secured Party may, but shall be under no obligation to, make a similar demand on the Parent Borrower or any Pledgor or any other person, and any failure by the Collateral Agent or any other Secured Party to make any such demand or to collect any payments from the Parent Borrower or any Pledgor or any other person or any release of the Parent Borrower or any Pledgor or any other person shall not relieve any Pledgor in respect of which a demand or collection is not made or any Pledgor not so released of its several obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Collateral Agent or any other Secured Party against any Pledgor.  For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.

14.                                   Continuing Security Interest; Assignments Under the Credit Agreement; Release.

(a)                                     This Pledge Agreement shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon each Pledgor and the successors and as signs thereof, and shall inure to the benefit of the Collateral Agent and the other Secured Parties and their respective successors, indorsees, transferees and assigns until all the Secured Obligations (other than any contingent indemnity obligations not then due) under the Credit Documents shall have been satisfied by payment in full, the Commitments shall be terminated and no Letters of Credit shall be outstanding (or all Letters of Credit Outstanding shall have been Cash Collateralized, otherwise collateralized with “back to back” letters of credit or otherwise supported on terms satisfactory to the Collateral Agent), notwithstanding that from time to time during the term of the Credit Agreement and any Secured Hedge Agreement the Credit Parties may be free from any Secured Obligations.

(b)                                   A Subsidiary Pledgor shall automatically be released from its obligations hereunder and the Collateral of such Subsidiary Pledgor shall be automatically released upon such Subsidiary Pledgor ceasing to be a Guarantor in accordance with Section 13.l of the Credit Agreement.

(c)                                    The Collateral shall be automatically released from the Liens of this Agreement (i) to the extent provided for in Section 13.1 of the Credit Agreement and (ii) upon the effectiveness of any written consent to the release of the security interest granted in such Collateral pursuant to Section 13.1 of the Credit Agreement.  Any such release in connection with any sale, transfer or other disposition of such Collateral shall result in such Collateral being sold, transferred or disposed of, as applicable, free and clear of the Liens of this Agreement.

(d)                                   In connection with any termination or release pursuant to the foregoing paragraph (a), (b) or (c), the Collateral Agent shall execute and deliver to any Pledgor or authorize the filing of, at such Pledgor’s expense, all documents that such Pledgor shall reasonably request to evidence such termination or release.  Any execution and delivery of documents pursuant to this Section 14 shall be without recourse to or warranty by the Collateral Agent.

15.                                 Reinstatement.  Each Pledgor further agrees that, if any payment made by any Credit Party or other Person and applied to the Secured Obligations is at any time annulled, avoided, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or the Proceeds of Collateral are required to be returned by any Secured Party to such Credit Party, its estate, trustee, receiver or any other party, including any Pledgor, under any bankruptcy law, state, federal or foreign law, common law or equitable cause, then, to the extent of such payment or repayment, any Lien or other Collateral securing such liability shall be and remain in full force and effect, as fully as if such payment had never been made or, if prior thereto the Lien granted hereby or other Collateral securing such liability hereunder shall have been released or terminated by virtue of such cancellation or surrender), such Lien or other Collateral shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect any Lien or other Collateral securing the obligations of any Pledgor in respect of the amount of such payment.

16.                                 Notices.  All notices, requests and demands pursuant hereto shall be made in accordance with Section 13.2 of the Credit Agreement.  All communications and notices hereunder to any Pledgor shall be given to it in care of the Parent Borrower at the Parent Borrower’s address set forth in Section 13.2 of the Credit Agreement.

17.                                 Counterparts.  This Pledge Agreement may be executed by one or more of the parties to this Pledge Agreement on any number of separate counterparts (including by facsimile or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

18.                                 Severability.  Any provision of this Pledge Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.  The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

19.                                 Integration.  This Pledge Agreement together with the other Credit Documents represents the agreement of each of the Pledgors with respect to the subject matter hereof and there are no promises, undertakings, representations or warranties by the Collateral Agent or any other Secured Party relative to the subject matter hereof not expressly set forth or referred to herein or in the other Credit Documents.

20.                                 Amendments in Writing; No Waiver; Cumulative Remedies.

(a)                                   None of the terms or provisions of this Pledge Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the affected Pledgor and the Collateral Agent in accordance with Section 13.1 of the Credit Agreement.

(b)                                   Neither the Collateral Agent nor any Secured Party shall by any act (except by a written instrument pursuant to Section 20(a) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof.  No failure to exercise, nor any delay in exercising, on the part of the Collateral Agent or any other Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof.  No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  A waiver by the Collateral Agent or any other Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that the Collateral Agent or such other Secured Party would otherwise have on any future occasion.

(c)                                    The rights, remedies, powers and privileges herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

21.                                 Section Headings.  The Section headings used in this Pledge Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

22.                                 Successors and Assigns.  This Pledge Agreement shall be binding upon the successors and assigns of each Pledgor and shall inure to the benefit of the Collateral Agent and the other Secured Parties and their respective successors and assigns, except that no Pledgor may assign, transfer or delegate any of its rights or obligations under this Pledge Agreement without the prior written consent of the Collateral Agent.

23.                                 WAIVER OF JURY TRIAL.  EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS PLEDGE AGREEMENT, ANY OTHER CREDIT DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

24.                                 Submission to Jurisdiction; Waivers.  Each party hereto irrevocably and unconditionally:

(a)                                   submits for itself and its property in any legal action or proceeding relating to this Pledge Agreement and the other Credit Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York and appellate courts from any thereof;

(b)                                   consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c)                                    agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person at its address referred to in Section 16 or at such other address of which the Collateral Agent shall have been notified pursuant thereto;

(d)                                   agrees that nothing herein shall affect the right of any other party hereto (or any Secured Party) to effect service of process in any other manner permitted by law or shall limit the right of any party hereto (or any Secured Party) to sue in any other jurisdiction; and

(e)                                    waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 24 any special, exemplary, punitive or consequential damages.

25.                                 GOVERNING LAW.  THIS PLEDGE AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has caused this Pledge Agreement to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

LAUREATE EDUCATION, INC., as Grantor

By:	/s/ Robert W. Zentz
Name: Robert W. Zentz
Title: Sr. Vice President, Secretary

[Laureate Education, Inc. – Pledge Agreement]

LAUREATE VENTURES, INC., as Grantor

By:	/s/ Robert W. Zentz
Name: Robert W. Zentz
Title: Vice President

[Laureate Education, Inc. – Pledge Agreement]

LAUREATE INTERNATIONAL UNIVERSITIES, INC., as Grantor

By:	/s/ Robert W. Zentz
Name: Robert W. Zentz
Title: Vice President

[Laureate Education, Inc. – Pledge Agreement]

INTERNATIONAL UNIVERSITY VENTURES, LTD., as Grantor

By:	/s/ Robert W. Zentz
Name: Robert W. Zentz
Title: Vice President

[Laureate Education, Inc. – Pledge Agreement]

LAUREATE PROPERTIES, INC. (DELAWARE), as Grantor

By:	/s/ Robert W. Zentz
Name: Robert W. Zentz
Title: Vice President

[Laureate Education, Inc. – Pledge Agreement]

POST-SECONDARY EDUCATION ACQUISITION CORPORATION, as Grantor

By:	/s/ Robert W. Zentz
	Name:	Robert W. Zentz
	Title:	Vice President

[Laureate Education, Inc. – Pledge Agreement]

TUITION FINANCE, INC., as Grantor

By:	/s/ Robert W. Zentz
	Name:	Robert W. Zentz
	Title:	Vice President

[Laureate Education, Inc. – Pledge Agreement]

LAUREATE BAGBY INVESTORS LLC, as Grantor

By:	/s/ Robert W. Zentz
	Name:	Robert W. Zentz
	Title:	Sr. Vice President, Secretary of Laureate Education, Inc., sole member

[Laureate Education, Inc. – Pledge Agreement]

WALDEN E-LEARNING, INC., as Grantor

By:	/s/ Robert W. Zentz
	Name:	Robert W. Zentz
	Title:	Vice President

[Laureate Education, Inc. – Pledge Agreement]

THE CANTER GROUP OF COMPANIES, LLC, as Grantor

By:	/s/ Robert W. Zentz
	Name:	Robert W. Zentz
	Title:	Sr. Vice President, Secretary of Laureate Education, Inc., sole member

[Laureate Education, Inc. – Pledge Agreement]

LAUREATE EDUCATION INTERNATIONAL LTD., as Grantor

By:	/s/ Robert W. Zentz
	Name:	Robert W. Zentz
	Title:	Sr. Vice President, Secretary

[Laureate Education, Inc. – Pledge Agreement]

CANTER AND ASSOCIATES, LLC, as Grantor

By:	/s/ Robert W. Zentz
	Name:	Robert W. Zent
	Title:	Vice President of The Canter Group of Companies, LLC the sole member

[Laureate Education, Inc. – Pledge Agreement]

EDUCATIONAL SATELLITE SERVICES, INC., as Grantor

By:	/s/ Robert W. Zentz
	Name:	Robert W. Zentz
	Title:	Vice President

[Laureate Education, Inc. – Pledge Agreement]

WALL STREET INTERNATIONAL HOLDINGS—US I, INC., as Grantor

By:	/s/ Robert W. Zentz
	Name:	Robert W. Zentz
	Title:	Vice President

[Laureate Education, Inc. – Pledge Agreement]

FLEET STREET AVIATION, LLC, as Grantor

By:	/s/ Robert W. Zentz
	Name:	Robert W. Zentz
	Title:	Sr. Vice President, Secretary of Laureate Education, Inc., sole member

[Laureate Education, Inc. – Pledge Agreement]

LEI ADMINISTRATION, INC., as Grantor

By:	/s/ Robert W. Zentz
	Name:	Robert W. Zentz
	Title:	Sr. Vice President, Secretary

[Laureate Education, Inc. – Pledge Agreement]

GOLDMAN SACHS CREDIT PARTNERS L.P., as Collateral Agent

By:	/s/ Bruce H. Mendelsohn
	Name:	BRUCE H. MENDELSOHN
	Title:	AUTHORIZED SIGNATORY

[Laureate Education, Inc. – Pledge Agreement]

Schedule 1

to Pledge Agreement

Pledged Equity Interests

Grantor/ Owner	Legal Entity Owned	Certificate No.	No. Shares/Interest	Percentage Pledged
Laureate Education, Inc.	Laureate Ventures, Inc.	CO-001	1,000 shares/ 100%	100%
	Laureate International Universities, Inc.	CO-001	1,000 shares/ 100%	100%
	International University Ventures, Ltd.	CO-001	1,000 shares/ 100%	100%
	Laureate Properties, Inc. (Delaware)	CO-001	1,000 shares/ 100%	100%
	Post-Secondary Education Acquisition Corporation	[ ]	[ ] shares 100%	100%
	Tuition Finance, Inc.	CO-001	100 shares/ 100%	100%
	Laureate Bagby Investors LLC	N/A	100%	100%
	Walden e-Learning, Inc.	001	100 shares/ 100%	100%
	The Canter Group of Companies, LLC	N/A	100%	100%
	Laureate Education International Ltd.	[ ]	10 shares/ 100%	100%
	FSIUH Holding Company	CO-001	650 shares/ 65%	65%
	FSIUH Holding Company	CO-002	350 shares/ 35%	35%
	Fleet Street International Universities CV		65.304%	65.304%
	Educacao Interativa do Brasil, Ltda		0.01%	0.01%
	Educational Satellite Services, Inc.		100%	100%
	LEI Administration, Inc.	CO-001	1,000 shares/ 100%	100%
	[Fleet Street Aviation, LLC]
Laureate Bagby Investors LLC	Bagby Development LLC	N/A	50%	50%
Walden e-Learning, Inc.	Walden University, Inc.	CO-016B	4,137,931 Class B shares/ 100%	100%

Grantor/ Owner	Legal Entity Owned	Certificate No.	No. Shares/Interest	Percentage Pledged
	Walden University, Inc.	CO-010A	15,862,069 Class A shares/ 100%	100%
	Walden Institute, Inc.	CO-001	1,000 shares/ 100%	100%
The Canter Group of Companies, LLC	Canter and Associates, LLC	N/A	100%	100%
Laureate Education International, Ltd.	Fleet Street International Universities CV		18.582%	18.582%
	Wall Street International Holdings - US I, Inc.	CO-004	297,020 shares/ 100%	100%
Wall Street International Holdings - US I, Inc.	Educacao Interativa do Brasil, Ltda		99.99%	99.99%

Schedule 1

to Pledge Agreement

Pledge Debt

Lender	Borrower	Date of Issuance	Maturity Date	Balance
Laureate Education, Inc.	The Canter Group of Companies, LLC	6/30/2003	6/30/2008	US$35,253,632
	Inversiones en Educacion Limitada	9/6/2006	9/6/2015	US$25,250,000
	Fleet Street International Universities C.V.	1/1/2007	1/1/2016	US$63,652,453
	Laureate International BV	1/1/2007	1/1/2016	EURO 67,948,968
	Braycourt International, Inc. (Panama/Costa Rica)	5/12/2006	5/12/2015	US$150,837.37
	Bywood Investments, S.A. (Panama/Costa Rica)	5/12/2006	5/12/2015	US$150,837.37
Post-Secondary Education Acquisition Corporation	Iniciativas Culturales de Espafia S.L.	10/31/2005	10/31/2014	EURO 3,168,773
	Inversiones en Educacion Limitada	1/1/2007	1/1/2016	US$5,497,436
	Laureate I BV	1/1/2007	11/1/2016	EURO 56,805,084
	Laureate International BV	1/1/2007	1/1/2016	EURO 33,936,581
	Laureate International Costa Rica S.R.L.	1/1/2007	1/1/2016	US$8,699,326
	Laureate International Universities France SAS	1/1/2007	1/1/2016	EURO 6,072,388
	Universidad Interamericana de Panama, SA	1/1/2007	1/1/2016	US$5,656,177
	Laureate Education, Inc. (f/k/a Sylvan Learning Systems, Inc.)	1/1/2007	1/1/2016	US$61,956,345
	Laureate Honduras, S. de R.L. de C.V.	7/1/2005	7/1/2014	US$2,737,500
	ULACIT	[ ]	3/12/2016	US$3,168,772
	Gesthotel S.A.	1/1/2007	1/1/2016	US$2,796,116
	Laureate Education Peru SRL (UPC)	1/1/2007	1/1/2016	US$433,104
Walden University, Inc.	Laureate Education, Inc.	11/30/2006	11/30/2007	US$116,632,370

ANNEX A
TO THE PLEDGE AGREEMENT

SUPPLEMENT NO. [         ] dated as of [            ] to the PLEDGE AGREEMENT dated as of August 17, 2007, among Laureate Education, Inc., a Maryland corporation (the “Parent Borrower”), each Subsidiary of the Parent Borrower listed on the signature pages hereto (each such Subsidiary being a “Subsidiary Pledgor” and, collectively, the “Subsidiary Pledgors”; the Subsidiary Pledgors and the Parent Borrower are referred to collectively as the “Pledgors”) and Goldman Sachs Credit Partners L.P., as collateral agent (in such capacity, the “Collateral Agent”) under the Credit Agreement referred to below.

A.                                    Reference is made to that certain Credit Agreement, dated as of August 17, 2007 (as the same may be amended, restated, supplemented or otherwise modified, refinanced or replaced from time to time, the “Credit Agreement”) among the Parent Borrower, the lenders or other financial institutions or entities from time to time party thereto (the “Lenders”), Goldman Sachs Credit Partners L.P., as Administrative Agent and Collateral Agent and the Guarantee dated as of August 17, 2007 (as the same may be amended, restated, supplemented and or otherwise modified from time to time, the “Guarantee”), among the Borrower, the Guarantors party thereto and the Collateral Agent.

B.                                    Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Pledge Agreement.

C.                                    The Pledgors have entered into the Pledge Agreement in order to induce the Administrative Agent, the Collateral Agent, the Syndication Agent, the Lenders and the Letter of Credit Issuer to enter into the Credit Agreement and to induce the respective Lenders and the Letter of Credit Issuer to make their respective Extensions of Credit to the Borrower under the Credit Agreement and to induce one or more Hedge Banks to enter into Secured Hedge Agreements with the Parent Borrower and/or its Subsidiaries.

D.                                    The undersigned Guarantors (each an “Additional Pledgor”) are (a) the legal and beneficial owners of the Equity Interests described in Schedule 1 hereto and issued by the entities named therein (such pledged Equity Interests, together with any Equity Interests of the issuer of such Pledged Shares or any other Subsidiary held directly by any Additional Pledgor in the future, in each case, except to the extent excluded from the Collateral for the applicable Secured Obligations pursuant to the penultimate paragraph of Section 1 below (the “After-acquired Additional Pledged Shares”), referred to collectively herein as the “Additional Pledged Shares”) and (b) the legal and beneficial owners of the Indebtedness described under Schedule 1 hereto (together with any other Indebtedness owed to any Additional Pledgor hereafter and required to be pledged pursuant to Section 9.12(a) of the Credit Agreement, the “Additional Pledged Debt”).

E.                                     Section 9.11 of the Credit Agreement and Section 9(b) of the Pledge Agreement provide that additional Subsidiaries may become Subsidiary Pledgors under the Pledge Agreement by execution and delivery of an instrument in the form of this Supplement. Each undersigned Additional Pledgor is executing’ this Supplement in accordance with the requirements of Section 9(b) of the Pledge Agreement to pledge to the Collateral Agent for the ratable benefit of the Secured Parties the Additional Pledged Shares and the Additional Pledged Debt and to become a Subsidiary Pledgor under the Pledge Agreement in order to induce the Lenders and the Letter of Credit Issuer to make additional Extensions of Credit and as consideration for Extensions of Credit previously made.

Accordingly, the Collateral Agent and each undersigned Additional Pledgor agree as follows:

SECTION 1. In accordance with Section 9(b) of the Pledge Agreement, each Additional Pledgor by its signature hereby transfers, assigns and pledges to the Collateral Agent, for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in all of such Additional Pledgor’s right, title and interest in the following, whether now owned or existing or hereafter acquired or existing (collectively, the “Additional Collateral”):

(a)                                 the Additional Pledged Shares held by such Additional Pledgor and the certificates representing such Additional Pledged Shares and any interest of such Additional Pledgor in the entries on the books of the issuer of the Additional Pledged Shares or any financial intermediary pertaining to the Additional Pledged Shares and all dividends, cash, warrants, rights, instruments and other property or Proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Additional Pledged Shares;

(b)                                 the Additional Pledged Debt and the instruments evidencing the Additional Pledged Debt owed to such Additional Pledgor, and all interest, cash, instruments and other property or Proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Additional Pledged Debt; and

(c)                                  to the extent not covered by clauses (a) and (b) above, respectively, all Proceeds of any or all of the foregoing Additional Collateral.

Notwithstanding the foregoing, the Additional Collateral for the Secured Obligations shall not include any Excluded Stock and Stock Equivalents.

For purposes of the Pledge Agreement, the Collateral shall be deemed to include the Additional Collateral.

SECTION 2. Each Additional Pledgor by its signature below becomes a Pledgor under the Pledge Agreement with the same force and effect as if originally named therein as a Pledgor, and each Additional Pledgor hereby agrees to all the terms and provisions of the Pledge Agreement applicable to it as a Pledgor thereunder.  Each reference to a “Subsidiary Pledgor” or a “Pledgor” in the Pledge Agreement shall be deemed to include each Additional Pledgor. The Pledge Agreement is hereby incorporated herein by reference.

SECTION 3. Each Additional Pledgor represents and warrants as follows:

(a)                                 Schedule 1 hereto correctly represents as of the date hereof (A) the issuer, the certificate number, the Additional Pledgor and registered owner, the number and class and the percentage of the issued and outstanding Equity Interests of such class of all Additional Pledged Shares and (B) the issuer, the initial principal amount, the Additional Pledgor and holder, date of and maturity date of all Additional Pledged Debt. Except as set forth on Schedule 1, the Pledged Shares represent all (or 65% in the case of pledges of Foreign Subsidiaries) of the issued and outstanding Equity Interests of each class of Equity Interests of the issuer on the date hereof.

(b)                                 Such Additional Pledgor is the legal and beneficial owner of the Additional Collateral pledged or assigned by such Additional Pledgor hereunder free and clear of any Lien, except for the Lien created by this Supplement to the Pledge Agreement.

(c)                                  As of the date of this Supplement, the Additional Pledged Shares pledged by such Additional Pledgor hereunder have been duly authorized and validly issued and, in the case of Additional Pledged Shares issued by a corporation, are fully paid and non-assessable.

(d)                                 The execution and delivery by such Additional Pledgor of this Supplement and the pledge of the Additional Collateral pledged by such Additional Pledgor hereunder pursuant hereto create a valid and perfected first-priority security interest in the Additional Collateral, securing the payment of the Secured Obligations, in favor of the Collateral Agent for the ratable benefit of the Secured Parties.

(e)                                  Such Additional Pledgor has full power, authority and legal right to pledge all the Additional Collateral pledged by such Additional Pledgor pursuant to this Supplement, and this Supplement constitutes a legal, valid and binding obligation of each Additional Pledgor, enforceable in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency or other similar laws affecting creditors’ rights generally and subject to general principles of equity.

SECTION 4. This Supplement may be executed by one or more of the parties to this Supplement on any number of separate counterparts (including by facsimile or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Supplement signed by all the parties shall be lodged with the Collateral Agent and the Parent Borrower. This Supplement shall become effective as to each Additional Pledgor when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of such Additional Pledgor and the Collateral Agent.

SECTION 5.  Except as expressly supplemented hereby, the Pledge Agreement shall remain in full force and effect.

SECTION 6. THIS SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND

CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. Any provision of this Supplement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and in the Pledge Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.  The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8. All notices, requests and demands pursuant hereto shall be made in accordance with Section 16 of the Pledge Agreement.  All communications and notices hereunder to each Additional Pledgor shall be given to it in care of the Parent Borrower at the Parent Borrower’s address set forth in Section 13.2 of the Credit Agreement.

IN WITNESS WHEREOF, each Additional Pledgor and the Collateral Agent have duly executed this Supplement to the Pledge Agreement as of the day and year first above written.

[NAME OF ADDITIONAL PLEDGOR]

By:
Name:
Title:

GOLDMAN SACHS CREDIT PARTNERS L.P.,
as Collateral Agent

By:
Name:
Title:

SCHEDULE 1

TO SUPPLEMENT NO. [    ]

TO THE PLEDGE AGREEMENT

Pledged Shares

Record Owner	Issuer	Certificate No.	Number and Class of Shares	% of Shares Owned

Pledged Debt

Payee	Issuer	Principal Amount	Date of Instrument	Maturity Date

SUPPLEMENT NO. 1 dated as of April 1, 2009 to the PLEDGE AGREEMENT (as the same may be amended, restated, supplemented or otherwise modified or replaced from time to time, the “Pledge Agreement”) dated as of August 17, 2007 among Laureate Education, Inc., a Maryland corporation (the “Parent Borrower”); each Subsidiary of the Parent Borrower party thereto (each such Subsidiary being a “Subsidiary Pledgor” and, collectively, the “Subsidiary Pledgors”; the Subsidiary Pledgors and the Parent Borrower are referred to collectively as the “Pledgors”) and Goldman Sachs Credit Partners L.P., as collateral agent (in such capacity, the “Collateral Agent”) under the Credit Agreement referred to below.

A.                                    Reference is made to that certain Credit Agreement dated as of August 17, 2007 (as the same may be amended, restated, supplemented or otherwise modified, refinanced or replaced from time to time, the “Credit Agreement”) among the Parent Borrower, Iniciativas Culturales de España S.L., a Spanish limited liability company (the “Foreign Subsidiary Borrower” and, together with the Parent Borrower, the “Borrowers” and, each, a “Borrower”), the lenders or other financial institutions or entities from time to time party thereto (the “Lenders”), Goldman Sachs Credit Partners L.P., as Administrative Agent, and the Collateral Agent, and that certain Guarantee dated as of August 17, 2007 (as the same may be amended, restated, supplemented and or otherwise modified from time to time, the “Guarantee”) among the Guarantors party thereto and the Collateral Agent.

B.                                    Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Pledge Agreement.

C.                                    The Pledgors have entered into the Pledge Agreement in order to induce the Administrative Agent, the Collateral Agent, the Syndication Agent, the Lenders and the Letter of Credit Issuers to enter into the Credit Agreement and to induce the respective Lenders and the Letter of Credit Issuers to make their respective Extensions of Credit to the Borrowers under the Credit Agreement and to induce one or more Hedge Banks to enter into Secured Hedge Agreements with the Borrowers and/or their respective Subsidiaries.

D.                                    The undersigned Guarantor (the “Additional Pledgor”) is (a) the legal and beneficial owner of the Equity Interests described in Schedule 1 hereto and issued by the entities named therein (such pledged Equity Interests, together with any Equity Interests of the issuer of such Pledged Shares or any other Subsidiary held directly by the Additional Pledgor in the future, in each case, except to the extent excluded from the Collateral for the applicable Secured Obligations pursuant to the penultimate paragraph of Section 1 below, referred to collectively herein as the “Additional Pledged Shares”) and (b) the legal and beneficial owner of the Indebtedness described under Schedule 1 hereto (together with any other Indebtedness owed to the Additional Pledgor hereafter and required to be pledged pursuant to Section 9.12(a) of the Credit Agreement, the “Additional Pledged Debt”).

E.                                     Section 9.11 of the Credit Agreement and Section 9(b) of the Pledge Agreement provide that additional Subsidiaries may become Subsidiary Pledgors under the Pledge Agreement by execution and delivery of an instrument in the form of this Supplement. The Additional Pledgor is executing this Supplement in accordance with the requirements of Section 9(b) of the Pledge Agreement to pledge to the Collateral Agent for the ratable benefit of the Secured Parties the Additional Pledged Shares and the Additional Pledged Debt and to

become a Subsidiary Pledgor under the Pledge Agreement in order to induce the Lenders and the Letter of Credit Issuer to make additional Extensions of Credit and as consideration for Extensions of Credit previously made.

Accordingly, the Collateral Agent and the Additional Pledgor agree as follows:

SECTION 1. In accordance with Section 9(b) of the Pledge Agreement, the Additional Pledgor by its signature hereby transfers, assigns and pledges to the Collateral Agent, for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in all of the Additional Pledgor’s right, title and interest in the following, whether now owned or existing or hereafter acquired or existing (collectively, the “Additional Collateral”):

(a)                                 the Additional Pledged Shares held by the Additional Pledgor and the certificates representing such Additional Pledged Shares and any interest of the Additional Pledgor in the entries on the books of the issuer of the Additional Pledged Shares or any financial intermediary pertaining to the Additional Pledged Shares and all dividends, cash, warrants, rights, instruments and other property or Proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Additional Pledged Shares;

(b)                                 the Additional Pledged Debt and the instruments evidencing the Additional Pledged Debt owed to the Additional Pledgor, and all interest, cash, instruments and other property or Proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Additional Pledged Debt; and

(c)                                  to the extent not covered by clauses (a) and (b) above, respectively, all Proceeds of any or all of the foregoing Additional Collateral.

Notwithstanding the foregoing, the Additional Collateral for the Secured Obligations shall not include any Excluded Stock and Stock Equivalents.

For purposes of the Pledge Agreement, the Collateral shall be deemed to include the Additional Collateral.

SECTION 2. The Additional Pledgor by its signature below becomes a Pledgor under the Pledge Agreement with the same force and effect as if originally named therein as a Pledgor, and the Additional Pledgor hereby agrees to all the terms and provisions of the Pledge Agreement applicable to it as a Pledgor thereunder.  Each reference to a “Subsidiary Pledgor” or a “Pledgor” in the Pledge Agreement shall be deemed to include the Additional Pledgor. The Pledge Agreement is hereby incorporated herein by reference.

SECTION 3.  The Additional Pledgor represents and warrants as follows:

(a)                                 Schedule 1 hereto correctly represents as of the date hereof (A) the issuer, the certificate number, the Additional Pledgor and the record and beneficial owner, the

2

number and class and the percentage of the issued and outstanding Equity Interests of such class of all Additional Pledged Shares and (B) the issuer, the initial principal amount, the Additional Pledgor and holder, date of issuance and maturity date of all Additional Pledged Debt.  Except as set forth on Schedule 1, Pledged Shares represent all (or 65% in the case of pledges of Foreign Subsidiaries) of the issued and outstanding Equity Interests of each class of Equity Interests of the issuer on the date hereof.

(b)                                 The Additional Pledgor is the legal and beneficial owner of the Additional Collateral pledged or assigned by the Additional Pledgor hereunder free and clear of any Lien, except for Permitted Liens and the Lien created by this Supplement to the Pledge Agreement.

(c)                                  As of the date of this Supplement, the Additional Pledged Shares pledged by the Additional Pledgor hereunder have been duly authorized and validly issued and, in the case of Additional Pledged Shares issued by a corporation, are fully paid and non-assessable.

(d)                                 The execution and delivery by the Additional Pledgor of this Supplement and the pledge of the Additional Collateral pledged by the Additional Pledgor hereunder pursuant hereto create a legal, and enforceable security interest in the Additional Collateral and, upon delivery of such Additional Collateral to the Collateral Agent in the State of New York, shall constitute a fully perfected Lien on and security interest in the Additional Collateral, securing the payment of the Secured Obligations, in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, except as enforceability thereof may be limited by bankruptcy, insolvency or other similar laws affecting creditors’ rights generally and subject to general principles of equity.

(e)                                  The Additional Pledgor has full power, authority and legal right to pledge all the Additional Collateral pledged by the Additional Pledgor pursuant to this Supplement, and this Supplement constitutes a legal, valid and binding obligation of the Additional Pledgor, enforceable in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency or other similar laws affecting creditors’ rights generally and subject to general principles of equity.

SECTION 4. This Supplement may be executed by one or more of the parties to this Supplement on any number of separate counterparts (including by facsimile or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Supplement signed by all the parties shall be lodged with the Collateral Agent and the Parent Borrower. This Supplement shall become effective as to the Additional Pledgor when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the Additional Pledgor and the Collateral Agent.

SECTION 5. Except as expressly supplemented hereby, the Pledge Agreement shall remain in full force and effect.

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SECTION 6. THIS SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. Any provision of this Supplement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and in the Pledge Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8. All notices, requests and demands pursuant hereto shall be made in accordance with Section 16 of the Pledge Agreement. All communications and notices hereunder to the Additional Pledgor shall be given to it in care of the Parent Borrower at the Parent Borrower’s address set forth in Section 14.2 of the Credit Agreement.

[Remainder of page intentionally left blank.]

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IN WITNESS WHEREOF, the Additional Pledgor and the Collateral Agent have duly executed this Supplement to the Pledge Agreement as of the day and year first above written.

LEI ADMINISTRATION, LLC,
as Additional Pledgor

By:	/s/ Robert W. Zentz
	Name:	Robert W. Zentz
	Title:	Vice President, Secretary

GOLDMAN SACHS CREDIT PARTNERS L.P.,
as Collateral Agent

By:
Authorized Signatory

LAUREATE EDUCATION, INC.

SUPPLEMENT NO. 1 TO PLEDGE AGREEMENT

IN WITNESS WHEREOF, the Additional Pledgor and the Collateral Agent have duly executed this Supplement to the Pledge Agreement as of the day and year first above written.

LEI ADMINISTRATION, LLC,
as Additional Pledgor

By:
	Name:	Robert W. Zentz
	Title:	Vice President, Secretary

GOLDMAN SACHS CREDIT PARTNERS L.P.,
as Collateral Agent

By:	/s/ Douglas Tansey
Authorized Signatory

Douglas Tansey
Authorized Signatory

LAUREATE EDUCATION, INC.

SUPPLEMENT NO. 1 TO PLEDGE AGREEMENT

SCHEDULE 1

TO SUPPLEMENT NO. 1

TO THE PLEDGE AGREEMENT

ADDITIONAL PLEDGED SHARES

				Percentage of
				Issued and
Record and Beneficial			Number and Class	Outstanding Equity
Owner	Issuer	Certificate Number	of Equity Interest	Interests Pledged

Laureate Education, Inc.	LEI Administration, LLC	LLC-001	100% of membership interests	100%

ADDITIONAL PLEDGED DEBT

Payee	Issuer	Initial Principal Amount	Date of Instrument	Maturity Date

NA.

EXECUTION COPY

SUPPLEMENT NO. 2 dated as of July 15, 2011 to the PLEDGE AGREEMENT (the “Pledge Agreement”) dated as of August 17, 2007, among Laureate Education, Inc., a Maryland corporation (the “Parent Borrower”), each Subsidiary of the Parent Borrower listed on the signature pages thereto (each such Subsidiary being a “Subsidiary Pledgor” and, collectively, the “Subsidiary Pledgors”; the Subsidiary Pledgors and the Parent Borrower are referred to collectively as the “Pledgors”) and Goldman Sachs Credit Partners L.P., as collateral agent (in such capacity, the “Collateral Agent”) under the Credit Agreement referred to below.

A.                                    Reference is made to that certain Amended and Restated Credit Agreement dated as of June 16, 2011 (as the same may be amended, restated, supplemented or otherwise modified, refinanced or replaced from time to time, the “Credit Agreement”) among the Parent Borrower, the lenders or other financial institutions or entities from time to time party thereto (the “Lenders”), Goldman Sachs Credit Partners L.P., as Administrative Agent and Collateral Agent, and the other Agents party thereto and the Guarantee dated as of August 17, 2007 (as the same may be amended, restated, supplemented and or otherwise modified from time to time, the “Guarantee”), among the Parent Borrower, the Guarantors party thereto and the Collateral Agent.

B.                                    Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Pledge Agreement.

C.                                    The Pledgors have entered into the Pledge Agreement in order to induce the Administrative Agent, the Collateral Agent, the Lenders and the Letter of Credit Issuer to enter into the Credit Agreement and to induce the Lenders and the Letter of Credit Issuer to make their respective Extensions of Credit to the Parent Borrower under the Credit Agreement and to induce one or more Hedge Banks to enter into Secured Hedge Agreements with the Parent Borrower and/or its Subsidiaries.

D.                                    The undersigned Guarantors (each an “Additional Pledgor”) are (a) the legal and beneficial owners of the Equity Interests described in Schedule 1 hereto and issued by the entities named therein (such pledged Equity Interests, together with any Equity Interests of the issuer of such Pledged Shares or any other Subsidiary held directly by any Additional Pledgor in the future, in each case, except to the extent excluded from the Collateral for the applicable Secured Obligations pursuant to the penultimate paragraph of Section 1 below (the “After-acquired Additional Pledged Shares”), referred to collectively herein as the “Additional Pledged Shares”) and (b) the legal and beneficial owners of the Indebtedness described under Schedule 1 hereto (together with any other Indebtedness owed to any Additional Pledgor hereafter and required to be pledged pursuant to Section 9.12(a) of the Credit Agreement, the “Additional Pledged Debt”).

E.                                     Section 9.11 of the Credit Agreement and Section 9(b) of the Pledge Agreement provide that additional Subsidiaries may become Subsidiary Pledgors under the Pledge Agreement by execution and delivery of an instrument in the form of this Supplement. Each undersigned Additional Pledgor is executing this Supplement in accordance with the requirements of Section 9(b) of the Pledge Agreement to pledge to the Collateral Agent for the ratable benefit of the Secured Parties the Additional Pledged Shares and the Additional Pledged Debt and to become a Subsidiary Pledgor under the Pledge Agreement in order to induce the

Lenders and the Letter of Credit Issuer to make additional Extensions of Credit and as consideration for Extensions of Credit previously made.

Accordingly, the Collateral Agent and each undersigned Additional Pledgor agree as follows:

SECTION 1.  In accordance with Section 9(b) of the Pledge Agreement, each Additional Pledgor by its signature hereby transfers, assigns and pledges to the Collateral Agent, for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in all of such Additional Pledgor’s right, title and interest in the following, whether now owned or existing or hereafter acquired or existing (collectively, the “Additional Collateral”):

(a)                                 the Additional Pledged Shares held by such Additional Pledgor and the certificates representing such Additional Pledged Shares and any interest of such Additional Pledgor in the entries on the books of the issuer of the Additional Pledged Shares or any financial intermediary pertaining to the Additional Pledged Shares and all dividends, cash, warrants, rights, instruments and other property or Proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Additional Pledged Shares;

(b)                                 the Additional Pledged Debt and the instruments evidencing the Additional Pledged Debt owed to such Additional Pledgor, and all interest, cash, instruments and other property or Proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Additional Pledged Debt; and

(c)                                  to the extent not covered by clauses (a) and (b) above, respectively, all Proceeds of any or all of the foregoing Additional Collateral.

Notwithstanding the foregoing, the Additional Collateral for the Secured Obligations shall not include any Excluded Stock and Stock Equivalents.

For purposes of the Pledge Agreement, the Collateral shall be deemed to include the Additional Collateral.

SECTION 2.  Each Additional Pledgor by its signature below becomes a Pledgor under the Pledge Agreement with the same force and effect as if originally named therein as a Pledgor, and each Additional Pledgor hereby agrees to all the terms and provisions of the Pledge Agreement applicable to it as a Pledgor thereunder.  Each reference to a “Subsidiary Pledgor” or a “Pledgor” in the Pledge Agreement shall be deemed to include each Additional Pledgor. The Pledge Agreement is hereby incorporated herein by reference.

SECTION 3. Each Additional Pledgor represents and warrants as follows:

(a)                                 Schedule 1 hereto correctly represents as of the date hereof (A) the issuer, the certificate number, the Additional Pledgor and registered owner, the number and class

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and the percentage of the issued and outstanding Equity Interests of such class of all Additional Pledged Shares and (B) the issuer, the initial principal amount, the Additional Pledgor and holder, date of and maturity date of all Additional Pledged Debt. Except as set forth on Schedule 1, the Pledged Shares represent all (or 65% in the case of pledges of Foreign Subsidiaries) of the issued and outstanding Equity Interests of each class of Equity Interests of the issuer on the date hereof.

(b)                                 Such Additional Pledgor is the legal and beneficial owner of the Additional Collateral pledged or assigned by such Additional Pledgor hereunder free and clear of any Lien, except for the Lien created by this Supplement to the Pledge Agreement.

(c)                                  As of the date of this Supplement, the Additional Pledged Shares pledged by such Additional Pledgor hereunder have been duly authorized and validly issued and, in the case of Additional Pledged Shares issued by a corporation, are fully paid and non-assessable.

(d)                                 The execution and delivery by such Additional Pledgor of this Supplement and the pledge of the Additional Collateral pledged by such Additional Pledgor hereunder pursuant hereto create a valid and perfected first-priority security interest in the Additional Collateral, securing the payment of the Secured Obligations, in favor of the Collateral Agent for the ratable benefit of the Secured Parties.

(e)                                  Such Additional Pledgor has full power, authority and legal right to pledge all the Additional Collateral pledged by such Additional Pledgor pursuant to this Supplement, and this Supplement constitutes a legal, valid and binding obligation of each Additional Pledgor, enforceable in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency or other similar laws affecting creditors’ rights generally and subject to general principles of equity.

SECTION 4.  This Supplement may be executed by one or more of the parties to this Supplement on any number of separate counterparts (including by facsimile or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Supplement signed by all the parties shall be lodged with the Collateral Agent and the Parent Borrower. This Supplement shall become effective as to each Additional Pledgor when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of such Additional Pledgor and the Collateral Agent.

SECTION 5. Except as expressly supplemented hereby, the Pledge Agreement shall remain in full force and effect.

SECTION 6.  THIS SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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SECTION 7. Any provision of this Supplement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and in the Pledge Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8.  All notices, requests and demands pursuant hereto shall be made in accordance with Section 16 of the Pledge Agreement.  All communications and notices hereunder to each Additional Pledgor shall be given to it in care of the Parent Borrower at the Parent Borrower’s address set forth in Section 14.2 of the Credit Agreement.

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IN WITNESS WHEREOF, each Additional Pledgor and the Collateral Agent have duly executed this Supplement to the Pledge Agreement as of the day and year first above written.

EXETER STREET HOLDINGS LLC

By:	/s/ Robert W. Zentz
	Name:	Robert W. Zentz
	Title:	Vice President

[Signature Page to Supplement No. 2 – Pledge Agreement]

GOLDMAN SACHS CREDIT PARTNERS L.P., as Collateral Agent

By:	/s/ Douglas Tansey
	Name:	Douglas Tansey
	Title:	Authorized Signatory

[Signature Page to Supplement No. 2 – Pledge Agreement]

SCHEDULE 1

TO SUPPLEMENT NO. 2

TO THE PLEDGE AGREEMENT

Pledged Shares

Record Owner	Issuer	Certificate No.	Number and Class of Shares	% of Shares Owned
Exeter Street Holdings LLC	Kendall College LLC	N/A	N/A	100%
Exeter Street Holdings LLC	NewSchool of Architecture and Design, LLC	N/A	N/A	100%

Pledged Debt

None.